Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of US Lighting Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2023 as filed with the U.S. Securities and Exchange Commission on the date indicated (the “Report”), the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 16, 2024

/s/ Anthony Corpora
Name:	Anthony Corpora
Title:	Chief Executive Officer, President & Director

Date: April 16, 2024

/s/ Michael A. Coates
Name:	Michael A. Coates
Title:	Chief Financial Officer